Supplement Dated August 1, 2019 to
Prospectus and Statement of Additional Information
Dated May 1, 1997 for
New York Preferred Advisor Contracts
Issued by
Liberty Life Assurance Company of Boston
Variable Account K

This Supplement amends certain information contained in the Prospectus and Statement of Additional Information (“SAI”) for the New York Preferred Advisor variable annuity contracts (the “Contracts”). All terms not defined in this Supplement shall have the same meaning as the terms used in the Prospectus and SAI. Please read this Supplement carefully and keep it for future reference.

Effective September 1, 2019, Liberty Life Assurance Company of Boston is changing its name to Lincoln Life Assurance Company of Boston. In addition, also effective September 1, 2019, the name of the separate account for these Contracts will change from Variable Account K of Liberty Life Assurance Company of Boston to Variable Account K of Lincoln Life Assurance Company of Boston. All references to Liberty Life Assurance Company of Boston and Variable Account K of Liberty Life Assurance Company of Boston in the Prospectus and SAI are replaced with Lincoln Life Assurance Company of Boston and Variable Account K of Lincoln Life Assurance Company of Boston, respectively. The terms and provisions of your Contract have not changed.
The contact information for your Contract has not changed.

The Service Office mailing address is: P.O. Box 758581 Topeka, Kansas 66675-8581	The Service Office overnight mailing address is: Mail Zone 581 5801 S.W. 6th Avenue Topeka, Kansas 66636	The customer service telephone number is: (877) 253-2323
If you have any questions regarding the information provided in this Supplement, please contact our Service Office or call customer service.

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